MYCOM GROUP, INC.
(A Development Stage Company)
CONDENSED CONSOLIDATED BALANCE SHEETS

		June 30, 2007		Dece
		(unaudited)		(
ASSETS				
Current assets:				
Cash	$	9,415	$	
Prepaid expenses and other current assets		730		
Total current assets		10,145		
Total assets	$	10,145	$	
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)				
Current liabilities:				
Accounts payable	$	266	$	
Accrued expenses		494		
Note payables		40,000		
Total current liabilities		40,760		
SHAREHOLDERS' EQUITY (DEFICIT) (Note 2)				
Preferred stock, authorized 10,000,000 shares, $.01 par value, none issued or outstanding		--		
Common stock, authorized 90,000,000 shares, $.01 par value, 1,500,095 and 600,095 issued and outstanding respectively		15,001		
Additional paid in capital		3,670,593		
Accumulated (deficit)		(3,578,817)		
Accumulated (deficit) during development stage		(137,392)		
Total shareholders' equity (deficit)		(30,615)		
Total liabilities and shareholders' equity (deficit)	$	10,145	$	

The accompanying notes are an integral part of these condensed financial statements.

MYCOM GROUP, INC.
(A Development Stage Company)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

>	For the Three Months Ended June 30, 2007	For the Three Months Ended June 30, 2006	F J
	   	   	<C
Revenues	$ --	$ --	$
Operating expenses:			
Accounting fees	1,400	--	
Legal fees	1,277	--	
Shareholder expense	4,692	--	
Other general and administrative expenses	6,458	--	
Total operating expenses	13,827	--	
Net (loss) from operations	(13,827)	--	
Other (Expense)			
Loan fee - related parties (expense)	(80,000)	--	
Interest (Expense)	(418)	--	
Net (loss) from continuing operations	(94,245)	--	
Discontinued operations:			
Gain from discontinued operations	--	482,192	
Net gain (loss)	$ (94,245)	$ 482,192	$
Dividend requirements on preferred stock	--	2,971	
Earning (Loss) available for common shareholder	$ (94,245)	$ 479,221	$
Net (loss) per share continuing operations	$ (0.06)	$ --	$
Net income per share discontinued operations	$ --	$ 4.98	$
Net income (loss) per share	$ (0.06)	$ 4.95	$
Weighted average number of common shares outstanding	1,480,269	96,828	

The accompanying notes are an integral part of these condensed financial statements.

MYCOM GROUP, INC.
(A Development Stage Company)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Six Months Ended June 30, 2007	Six Month Ended June 30, 2006
Cash flows from operating activities:		
Operating activities from continuing operations		
Net income (loss)	$(116,011)	$ 406,042
Less: Net income from discontinued operations	--	406,042
Net (loss) from continuing operations	$(116,011)	$ --
Adjustments to reconcile net (loss) from continuing operations to net cash provided by (used in) operating activities of continuing activities:		
Loan fee related parties	80,000	--
Other current assets	--	--
Accounts payable	(3,045)	--
Accrued expenses	494	--
Net cash provided by (used) in operating activities of continuing operations	(38,562)	--
Cash flow from financing activities:		
Additional paid-in capital	--	--
Proceeds from shareholders loans	40,000	--
Net cash provided from financing activities of continuing operations	40,000	--
Net cash provided by (used in) operating activities of continuing operations	1,438	--
Cash flow from (used in):		
Discontinued operations	--	(21,088
Net cash (used in) discontinued operations	--	(21,088
NET (DECREASE) IN CASH	1,438	(21,088
CASH, BEGINNING OF THE PERIOD	7,977	21,088
CASH AND CASH EQUIVALENTS, END OF THE PERIOD	$ 9,415	$ --

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES:

For the period ended June 30, 2007		
Stock issued for loan fees, related parties	$ 80,000	$ --

SUPPLEMENTAL CASH FLOW

For the period ended June 30, 2007		
Cash paid for interest	$ --	$ 51,801
Cash paid for income taxes	$ --	$ --

The accompanying notes are an integral part of these condensed financial statements.

MYCOM GROUP, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - ORGANIZATION, OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

MYCOM GROUP, INC. ("the Company") was incorporated in the State of Nevada on April 21, 1995. MyCom Group, Inc. and its wholly-owned subsidiary, Broughton International (Bobbitt & Bransom, Inc., dba Broughton International) were primarily in the reselling of third party software solutions business until the Company sold the assets of its software solutions business on April 17, 2006. References to the Company refer to the consolidated operations of MyCom and Broughton.

The Company currently has no operations and since July 14, 2006 is considered a development stage enterprise. The Company intends to evaluate structure and complete a merger with, or acquisition of, prospects consisting of private companies, partnerships or sole proprietorships.

Summary of Accounting Basis of Presentation

The condensed interim financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures made are adequate to make the information presented not misleading. The condensed interim financial statements and notes thereto should be read in conjunction with the financial statements and the notes thereto, included in the Company's Annual Report to the Securities and Exchange Commission for the fiscal year ended December 31, 2006, filed on Form 10-KSB on March 30, 2007.

In the opinion of management, all adjustments necessary to summarize fairly the financial position and results of operations for such periods in accordance

with accounting principles generally accepted in the United States of America. All adjustments are of a normal recurring nature. The results of operations for the most recent interim period are not necessarily indicative of the results to be expected for the full year.

Certain prior period amounts have been reclassified to conform to current period presentation.

Principles of Consolidation

The consolidated financial statements include the accounts of both MyCom and Broughton. All inter-company accounts have eliminated in the consolidation.

Cash

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions with which it invests.

Development Stage Company

The Company is in the development stage and has not yet realized any revenues from its planned operations. The Company's business plan is to evaluate structure and complete a merger with, or acquisition of, prospects consisting of private companies, partnerships or sole proprietorships.

Based upon the Company's business plan, it is a development stage enterprise. Accordingly, the Company presents its financial statements in conformity with the accounting principles generally accepted in the United States of America that apply in establishing operating enterprises. As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flows from inception to the current balance sheet date.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Management believes that the estimates utilized in the preparation of financial statements are prudent and reasonable. Actual results could differ from these estimates.

Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principals in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has working capital and shareholders' deficit and no active business operations, which raises substantial doubt about its ability to continue as a

going concern.

In view of these maters, realization of certain of the assets in the accompanying balance sheet is dependant upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

In order to meet its liquidity needs during the next fiscal year, the Company may receive additional financing from its sole officer and director and major stockholders. Management believes that this plan provides an opportunity for the Company to continue as a going concern.

Reverse Stock Split

On May 29, 2007 the shareholders of the Company, at a special meeting, approved a 1-for-5 reverse stock split of the Company's common stock, par value $0.01 per share, with no change in the number of authorized shares of common stock and with any fractional shares rounded up to a whole share. The reverse stock split was effective on May 29, 2007.

In connection with the 1-for-5 reverse stock split, all historical common shares amounts have been retroactively restated to reflect the stock split mentioned above.

NOTE 2 - SHAREHOLDERS' EQUITY (DEFICIT)

On July 14, 2006 (the "Closing Date"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") with the Company, Mathis Family Partners Ltd., Bleu Ridge Profit Sharing Plan & Trust and La Mirage Trust purchased 226,405, 113,203, 113,203 shares, respectively, of the common stock of the Company for an aggregate of $400,000 cash. The source of the funds paid was personal funds of the investors. In accordance with the Stock Purchase Agreement, all officers and directors resigned their positions with the Company effective as of the Closing Date and appointed Earnest Mathis as the Company's sole director.

As a result of the purchase of the shares of the Company's common stock, Mathis Family Partners Ltd., Bleu Ridge Profit Sharing Plan & Trust and La Mirage Trust own approximately 37.73%, 18.87% and 18.87%, respectively, of the issued and outstanding shares of common stock of the Company. Earnest Mathis, the Company's sole officer and director is also the General Partner of the Mathis Family Partners Ltd. and accordingly indirectly owns 37.73% of the issued and outstanding shares of common stock of the Company.

On September 25, 2006, Lazzeri Family Trust purchased 18.87% or 113,203 shares of MyCom Group, Inc. common stock from Mathis Family Partners Ltd. As a result of the stock sale, Earnest Mathis, the Company's sole officer and director and the General Partner of the Mathis Family Partners Ltd. indirectly owns 18.87% of the issued and outstanding shares of common stock of the Company.

On April 2, 2007, the Company entered into a Revolving Credit Agreement (the "Revolving Credit Agreement") with Mathis Family Partners, Ltd. ("Mathis"), Bleu Ridge Profit Sharing Plan & Trust ("Bleu Ridge"), La Mirage Trust ("Mirage") and Lazzeri Family Trust ("Lazzeri"), collectively, they are referred to herein as the "the Lender", to borrow up to $250,000, evidenced by an unsecured Revolving Loan Note (the "Revolving Loan Note.") In connection with and as consideration for a loan fee for the foregoing credit facility, Mathis, Bleu Ridge, Mirage and

Lazzeri each received 225,000 unregistered shares of the Company's common stock for a total of 900,000 shares.

NOTE 3 - DUE TO SHAREHOLDERS

On April 2, 2007, the Company entered into a Revolving Credit Agreement (the "Revolving Credit Agreement") with Mathis Family Partners, Ltd. ("Mathis"), Bleu Ridge Profit Sharing Plan & Trust ("Bleu Ridge"), La Mirage Trust ("Mirage") and Lazzeri Family Trust ("Lazzeri"), collectively, they are referred to herein as the "the Lender", to borrow up to $250,000, evidenced by an unsecured Revolving Loan Note (the "Revolving Loan Note.") All amounts borrowed pursuant to the Revolving Credit Agreement accrue interest at 7% per annum and all principal and accrued but unpaid interest is payable in full on demand of the Lender. The Revolving Credit Agreement does not obligate the Lender to make any loans but any loans made by the Lender to the Company, up to an outstanding principal balance of $250,000, will be subject to the terms of the Revolving Credit Agreement and the Revolving Loan Note. In connection with and as a loan fee for the foregoing credit facility, Mathis, Bleu Ridge, Mirage and Lazzeri each received 225,000 unregistered shares, of the Company's common stock for a total of 900,000 shares. At June 30, 2007 the principal balance on the note was $40,000 with available credit of $210,000.

MYCOM GROUP, INC.
(A Development Stage Company)
CONSOLIDATED BALANCE SHEETS

	December 31,2006
ASSETS	
Cash	$ 7,977
Cash Escrow	--
Accounts receivable	--
Prepaid expenses and other assets	730
Total current assets	8,707
Fixed Assets	
Office furniture and equipment	--
Accumulated amortization and depreciation	--
Fixed assets, net	--
TOTAL ASSETS	$ 8,707
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	
Liabilities	
Current Liabilities	
Accounts payable	$ 3,311
Accrued expenses	--
Notes payable	--
Total current liabilities	3,311
Notes payable, net of current maturities	--

Notes payable, related parties	--
TOTAL LIABILITIES	3,311
Stockholders' Equity (Deficit):	
Preferred stock, 10,000,000 shares authorized, $.01 par value, with 0 and 906,667 issued and outstanding at December 31, 2006 and 2005, respectively	--
Common stock, 90,000,000 shares authorized, $.01 par value; 3,000,111 and 249,329 issued and outstanding at December 31, 2006 and 2005, respectively	30,000
Additional paid in capital	3,575,593
(Accumulated deficit)	(3,578,817)
(Accumulated deficit) during development stage	(21,380)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	5,396
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 8,707

The accompanying notes are an integral part of the financial statements.

MYCOM GROUP, INC.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2006	For the Year End December 31, 20
Revenues	$ --	$
Operating Expenses		
Accounting fees	6,698	
Legal fees	3,955	
Shareholder expenses	3,372	
Other general & administrative expenses	7,340	
Total Operating Expenses	21,365	
Net Operating (Loss)	(21,365)	
Other (Expense)		
Interest (Expense)	(15)	

Net (Loss) from continuing operations	(21,380)	
Discontinued Operations:		
Gain (Loss) from discontinued operations	400,903	(590,5
Net Income (loss)	$ 379,523	(590,5
Dividend requirements on preferred stock	32,175	110,
Earnings attributable for common shareholders	$ 347,348	$ (700,8
Per share information:		
Continuing operations	$ (.01)	$ ni
Discontinued operations	$ .21	$ (2.5
Net income (loss) per share	$ (.20)	$ (2.5
Weighted Average Number of Shares Outstanding	1,724,898	277,46



The accompanying notes are an integral part of these financial statements.

MYCOM GROUP, INC. AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT) For the period from January 1, 2004 through December 31, 2006

	Preferred Stock		Common Stock		Additional Paid in Capital
	Shares	Amount	Shares	Amount	
Balance December 31, 2004	906,667	$1,360,000	243,329	$ 2,433	$ 635,256
Common Shares Issued for services rendered at $6.75	-	-	6,000	60	40,440

Preferred Dividends	-	-	-	-	-
Net Loss year ended December 31, 2005	-	-	-	-	-
Balance December 31, 2005	906,667	1,360,000	249,329	2,493	675,696
Common Shares Issued in exchange for debt at $3.00	-	-	82,979	830	248,313
Common Shares Issued for lease settlement at $3.00	-	-	83,333	833	249,167
Preferred Stock converted To Common Shares	(906,667)	(1,360,000)	302,222	3,022	1,356,978
Pfd Stock Div Deferral For Common at $4.69	-	-	17,088	171	80,057
Common Shares Issued for services rendered at $3.00	-	-	1,000	10	2,990
Forgiveness of debt					255,652
Additional paid-in capital	-	-	-	-	24,400
Assumption of debt By Bobbitt/Bransom	-	-	-	-	174,982
Share issued per stock Purchase Agreement at $0.17	-	-	2,264,048	22,641	377,359
Additional paid-in capital	-	-	-	-	130,000
Fraction shares issued as a result of reverse stock-split	-	-	112	-	-
Preferred dividends	-	-	-	-	-
Net Income year ended December 31, 2006	-	-	-	-	-
Balance December 31, 2006	-	-	3,000,111	$30,000	$3,575,593



The accompanying notes are an integral part of these financial statements.

MYCOM GROUP, INC.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Year Ended
December 31

   	2006    	2005
Cash Flows From (Used in):		
Operating Activities of Continuing Operations		
Net income (loss)	$ 379,523	$ (590,527
Less: Net income (loss) from Discontinued Operations	400,903	(590,527
Net (loss) from Continuing Operations	(21,380)	-
Adjustments to reconcile net loss to net cash used in Operating Activities:		
Changes in operating assets and liabilities:		
Accounts receivable	(730)	
Accounts payable	3,311	-
Accrued expenses	(3,224)	-
Net cash (used in) operating activities	(22,023)	-
Investing Activities of Continuing Operations	-	-
Financing Activities of Continuing Operations		
Additional paid-in capital	30,000	-
Net cash provided by financing activities	30,000	-
Cash Flows From (Used in):		
Discontinued Operations	(21,088)	1,478
Net cash provided by (used in) Discontinued Operations	(21,088)	1,478
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(13,111)	1,478
CASH and cash equivalents at beginning of period	$ 21,088	$ 19,610
CASH and cash equivalents at end of period	$ 7,977	$ 21,088
Supplemental Disclosure Of Cash Flow Information		
Cash paid for:		
Interest	$ 51,817	$ 126,650
Income taxes	$ --	$ --

Non-Cash Transactions

During the year ended December 31, 2006, the following non-cash transactions occurred:

1. The Company issued 82,979 shares of common stock to retire $249,143 of notes payable to related parties during the first quarter of 2006.

2. For consideration of $1,000, a related party forgave the Company $255,652 in principal and accrued interest for a note.

3. 83,333 common shares of stock valued at $250,000 were issued to the Company's landlord as part of a lease settlement. Future royalties payable under an agreement with DLP were also assigned to the landlord and the Company forfeited its right to the return of its rental deposit.

4. The purchaser of the assets of the software resale business assumed trade payables and a note payable in the amounts of $617,561 and $200,331, respectively, in exchange for $290,203 in accounts receivable and fixed assets with a net book value of $30,874. Cash consideration of $122,311 was paid and a note was issued for $200,000.

5. $1,360,000 of preferred stock and $80,228 of accrued dividends on preferred stock were converted to 319,310 common shares.

6. 1,000 common shares were issued in exchange for accounting services.

7. $774,982 in notes and accounts payable were paid in part by a $200,000 note receivable which was assigned to the creditor, and the balance of $574,982 which was assumed by shareholders of the Company. The $574,982 was added to additional paid-in capital.

The accompanying notes are an integral part of these financial statements.

MYCOM GROUP, INC.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2006

Note 1- Summary of Accounting Policies, and Description of Business

This summary of significant accounting policies of MyCom Group, Inc. (Company), a "Development Stage Enterprise," is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements.

Organization and Description of Business

MYCOM GROUP, INC. (the Company) was incorporated in the State of Nevada on April 21, 1995. Mycom Group, Inc. and its wholly-owned subsidiary, Broughton International (Bobbitt & Bransom, Inc., dba Broughton International) were primarily in the reselling of third party software solutions until the Company sold the assets of its software solutions business on April 17, 2006. Prior to such sale, on August 26, 2005, the Company sold certain assets of the business including its proprietary software mycomPRO(R) mailMAX(TM) and the Company's managed services business, and sold the remainder of its technology services business in December 2005. Currently, Mycom has no operations. The Company intends to evaluate, structure and complete a merger with, or acquisition of, prospects consisting of private companies, partnerships or sole proprietorships. References to the Company refer to the consolidated operations of Mycom and Broughton.

Certain amounts for the prior year have been reclassified to conform with the 2006 presentation.

Principles of Consolidation

The consolidated financial statements include the accounts of both Mycom and Broughton for the two years ended December 31, 2006 and December 31, 2005. All inter-company accounts have been eliminated in the consolidation.

Cash

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions with which it invests.

Development Stage Activities

Effective July 14, 2006, the Company entered into a development stage and has not yet realized any revenues from its planned operations. The Company's business plan is to evaluate, structure and complete a merger with, or acquisition of, prospects consisting of private companies, partnerships or sole proprietorships. The Company may seek to acquire a controlling interest in such entities in contemplation of later completing an acquisition.

Based upon the Company's business plan, it is a development stage enterprise. Accordingly, the Company presents its financial statements in conformity with the accounting principles generally accepted in the United States of America that apply in establishing operating enterprises. As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flows from inception to the current balance sheet date.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company has adopted the Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the use of the asset and liability method of accounting of income taxes. Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Basic and Diluted Loss Per Share

In accordance with SFAS No. 128 - "Earnings Per Share," the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding, retroactively adjusted for the one for 30 reverse-split effective February 2007. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At December 31, 2006, the Company had no stock equivalents that were anti-dilutive and excluded in the earnings per share computation.

Estimated Fair Value of Financial Instruments

The estimated fair value of cash and cash equivalents, accounts payable and accrued expenses approximate their carrying amounts in the financial statements due to the short-term nature of these instruments

Revenue Recognition

The Company has had no revenues since the inception of its new development stage. It is the Company's policy that revenues will be recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition." Under SAB 104, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectibility is reasonably assured.

Concentrations

Financial instruments that potentially subject the company to concentrations of credit risk consist principally of cash and cash equivalents. At December 31, 2006 and 2005, the Company had no amounts of cash or cash equivalents in financial institutions in excess of amounts insured by agencies of the U.S. Government.

Recent Accounting Pronouncements

There were various accounting standards and interpretations issued during 2006 and 2005, none of which are expected to have a material impact on the Company's consolidated financial position, operations or cash flows.

Note 2 - Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principals in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has minimal capital and no active business operations, which raises substantial doubt about its ability to continue as a going concern.

In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependant upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

In order to meet its liquidity needs during the next fiscal year, the Company may receive additional financing from its sole officer and director and stockholders. Management believes that this plan provides an opportunity for the Company to continue as a going concern.

Note 3 - Stock Purchase Agreement

On July 14, 2006 (the "Closing Date"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") with the Registrant, Mathis Family Partners Ltd., Bleu Ridge Profit Sharing Plan & Trust and La Mirage Trust purchased 1,132,024, 566,012 and 566,012 shares, respectively, of the common stock of the Registrant for an aggregate of $400,000 cash.
The source of the funds paid was personal funds of the investors. In accordance with the Stock Purchase Agreement, all officers and directors resigned their positions with the Registrant effective as of the Closing Date and appointed Earnest Mathis as the Registrant's sole officer and director.

As a result of the purchase of the shares of the Registrant's common stock, Mathis Family Partners Ltd., Bleu Ridge Profit Sharing Plan & Trust and La Mirage Trust own approximately 37.73%, 18.87% and 18.87%, respectively, of the issued and outstanding shares of common stock of the Registrant. Earnest Mathis, the Registrant's sole officer and director is also the General Partner of the Mathis Family Partners Ltd. and accordingly, indirectly owns 37.73% of the issued and outstanding shares of common stock of the Registrant.

On September 25, 2006, Lazzeri Family Trust purchased 18.87% or 566,012 shares MyCom Group, Inc. common stock from Mathis Family Partners Ltd. As a result of the stock sale, Earnest Mathis, the Registrant's sole officer and director and the General Partner of the Mathis Family Partners Ltd. indirectly owns 18.87% of the issued and outstanding shares of common stock of the Registrant.

Note 4 - Preferred and Common Stock

There are 10,000,000 shares of series A preferred stock, at $.01 par value, authorized of which none are outstanding as of December 31, 2006. The Company issued 200,000 shares of series A preferred stock on January 31, 2003 in connection with the acquisition of Maximize I.T., Inc. and also sold 190,000 preferred shares during 2003 primarily to officers and 400,000 shares to a board member during 2004. The terms of the preferred share purchase agreement included conversion rights to common stock, on a one-for-one basis at any time within a five-year term. During 2006, the Company entered into agreements with all Preferred stockholders to convert all Class A Preferred shares to common shares. Each share of Series A preferred stock was converted to ten (10) (pre reverse split) shares of common stock. There were 906,667 shares of preferred stock that were converted to 302,222 shares of common stock during May 2006. The preferred shares paid dividends of 8% per annum each quarter. During 2006 and 2005 preferred dividends were paid or accrued totaling $32,175 and $110,355 based upon a preferred value of $1,360,000 or $1.50 per issued preferred share.

The company has 90,000,000 shares of common stock authorized with a par value of $0.01. As of December 31, 2006 and 2005 there were 3,000,111 and 249,329 shares, respectively, of the Company's common stock issued and outstanding.
During the first quarter of 2006, cash in the amount of $59,415 was paid and 82,979 shares of stock was issued to the note holders in full satisfaction of two related party notes valued at $308,558.

The Company reached agreement with Preferred stockholders that are affiliated with the Company who elected to defer the 8% dividends paid on preferred stock during the July 1, 2005 through March 31, 2006 period to accept the Company's common stock in payment. There were $76,895 of deferred dividends accrued. Each share of the Company's common stock issued in payment of deferred dividends was valued at Fifteen cents ($4.50). Seventeen Thousand, Eighty-eight (17,088) shares of common stock were issued in payment during May 2006.

83,333 common shares of stock valued at $250,000 were issued to the Company's Landlord as part of a lease settlement. Future royalties payable under an agreement with DLP were also assigned to the landlord and the company forfeited its right to the return of its rental deposit.

During the year ended December 31, 2006, 1,000 shares were issued for services valued at $3,000.

The Company's board of directors approved a reverse split of the common stock that became effective February 20, 2007, on the basis of one share for each 30 shares issued and outstanding with any fractional shares to be rounded up to a whole share. All references to common stock have been retroactively adjusted to give effect to this reverse stock split.

Note 5 - Stock-based Compensation

Equity Incentive Plan

The Company measured compensation cost for stock-based compensation plans using the intrinsic value method of accounting as prescribed in Accounting Principles Board Opinion 25, Accounting for Stock Issued to Employees, and related

interpretations, for the years presented. The Corporation has adopted those provisions of FAS 123, Accounting for Stock-Based Compensation, which require disclosure of the pro forma effects on net earnings and earnings per share as if compensation cost had been recognized based upon the fair value-based method at the date of grant for options awarded.

In December 2004, the Financial Accounting Standards Board (FASB) issued FAS 123(R), Share-Based Payments, that, upon implementation, will impact the Corporation's net earnings and earnings per share, and change the classification of certain elements of the statement of cash flows. FAS 123(R) requires stock options and other share-based payments made to employees to be accounted for as compensation expense and recorded at fair value, and to reflect the related tax benefit received upon exercise of the options in the statement of cash flows as a financing activity inflow rather than an adjustment of operating activity as currently presented. Consistent with the provisions of the new standard, the Company adopted FAS 123(R) in the third quarter of 2005, and will implement it on a prospective basis.

Effective March, 2002 the Company issued incentive stock options for 48,000 common shares to six employees that are exercisable after twelve months at a price of $.40 per share. These options expire on February 28, 2007. During 2002, options for 15,000 of these shares were terminated, during 2004, 29,000 of these options were terminated, and during 2006, 4,000 of these options were terminated related to employees whose employment with the Company ceased. In addition, effective September 24, 2002 the Company issued incentive options for 100,000 common shares to its former chief financial officer, that were exercised during 2004 at a price of $.25 per share.

On April 30, 2003, the company issued incentive stock options for 50,000 shares to three employees that would be exercisable after twelve months at a price per share of $.35. These options expire May 30, 2008. During 2003, 10,000 options were terminated and during 2006, 40,000 options were terminated related to employees whose employment with the Company ceased.

On December 10, 2003, the Company issued incentive stock options for 40,000 shares to three employees that would be exercisable after twelve months at a price per share of $.30. These options expire December 10, 2008. During January of 2004, 5,000 options were terminated and during 2006, 35,000 options were terminated related to employees whose employment with the Company ceased.

On July 8, 2004, the Company issued incentive stock options for 23,000 shares to 5 employees that would be exercisable after twelve months at a price per share of $.50. The termination of 1 employee during 2005 resulted in 1,000 option shares being forfeited. During 2006, 22,000 options were terminated related to employees whose employment with the Company ceased.

On May 10, 2005, 2,500 option shares were issued to a employee who left the employ of the Company during 2005 prior to the date the options were to vest. As a result 2,500 option shares were forfeited during 2005.

Activity in stock options and warrants were as follows for the years ending December 31, 2006 and 2005:

	Stock Options	Average Price	Warrants	Average Price

Outstanding December 31, 2004	102,000	0.37	0	0
Granted to employees during 2005	2,500			
Forfeited during 2005	(3,500)	0.36		
Outstanding December 31, 2005	101,000	0.37		
Granted during 2006	-			
Forfeited during 2006	(101,000)			
Outstanding December 31, 2006	-			

Note 6 - Related Party Transactions

During September of 2005, the Company amended its notes with two related parties, Rob R. Bransom and James T. Bobbitt, who agreed to forgive $536,370 in principal due to them. Since the original notes payable created goodwill, goodwill has been reduced accordingly. The amended notes called for varying monthly scheduled payments to be paid through October 2007. Payment may be made in cash or stock at the option of the note holders. The balance on these uncollateralized notes that bear interest at 3.0% per annum was approximately $308,558 at December 31, 2005. During the first quarter of 2006, cash in the amount of $59,415 was paid and 82,979 shares of stock was issued to the note holders in full satisfaction of these notes.

During December 2003, a former board member provided a subordinated loan in the amount of $200,000 to the Company bearing interest at a rate of 8%. During the second quarter of 2005 the same board member provided an additional $200,000 loan to the Company. During the third quarter of 2005, a principal payment in the amount of $150,000 was paid on the note with the proceeds from the sale of the managed services business. The note was amended at the same 8% rate of interest with a balloon payment of $250,000 in principal due in December 2006. During June 2006 the original holder of the note sold, transferred all his rights title and interest in the promissory note to a board member for $1,000 in consideration. The new holder of the note subsequently accepted $1,000 from the Company during June 2006 in full repayment of this note plus accrued interest. Debt forgiveness including principal and interest was $255,652 for the six months ending June 30, 2006.

The bank line of credit and the term note payable to the bank were collateralized by substantially all of the assets of the Company, with portions Guaranteed by two Directors of the Company and subject to certain financial covenants. The Company assigned the note receivable from Rippe and Kingston Systems, Inc. in the amount of $200,000 to the bank at the time of closing the sale of the software resale business on April 14, 2006. During July 2006 the Company and the new controlling shareholders entered into a Payoff Agreement with the bank that included an assignment of the Escrow Agreement in the amount of $70,000 to the bank, and a release of Mycom Group, Inc., conditional upon receipt of $370,000 due to the Company from the sale of its stock related to the change of control, and also conditional upon a Loan Assumption Agreement being executed by the guarantors of the bank loans for the principal balance then outstanding under the loans. These conditions were met during July 2006.

Subsequent to the change in control on July 14, 2006, the Company pays $1,500 per month reimbursement for out-of-pocket office expenses such as telephone, postage and supplies and administrative support to a company controlled by the Company's sole officer and director.

Note 7 - Other Significant Transactions

As per Form 8K dated April 17, 2006 and filed with the SEC, the Company sold the assets of its software resale business on April 17, 2006 to Rippe and Kingston Systems, Inc. The purchaser of the assets of the software resale business assumed trade payables and a note payable in the amounts of $617,561 and $200,331 respectively, in exchange for $290,203 in accounts receivable and fixed assets with a net book value of $30,874. Cash consideration of $122,311 was paid and future payments in the amount of $200,000 will be paid subject to certain conditions being met. These future payments were assigned to First Financial Bank at the time of closing this transaction. The software resale business represented substantially all of the Company's total sales volume. At June 30, 2006, the Company had no full time employees. As a result of the sale of the software resale business the Company ceased operations and does not expect to have revenue from operations in the near future.

The Company entered into agreements with all Preferred stockholders to convert all Class A Preferred shares to common shares. Each share of Series A preferred stock, valued at One Dollar and Fifty Cents ($1.50) per share, was converted to ten (10) (pre reverse split) shares of common stock. There were 906,667 shares of preferred stock that were converted to 302,222 shares of common stock during May 2006.

The Company reached agreement with Preferred stockholders that are affiliated with the Company who elected to defer the 8% dividends paid on preferred stock during the July 1, 2005 through March 31, 2006 period to accept the Company's common stock in payment. There were $76,895 of deferred dividends accrued. Each share of the Company's common stock issued in payment of deferred dividends was valued at Fifteen cents ($4.50). Seventeen Thousand, Eighty-eight (17,088) shares of common stock were issued in payment during May 2006.

83,333 common shares of stock valued at $250,000 were issued to the Company's Landlord as part of a lease settlement. Future royalties payable under an agreement with DLP were also assigned to the landlord and the company forfeited its right to the return of its rental deposit.

During April 2006, the Company initiated steps to discontinue its 401K plan which is being administered by a third party. Plan funds are in the process of being distributed to the plan participants.

Note 8 - Line of Credit and Notes Payable

First Financial Bank, National Association, the Company's primary lender, provided Mycom with a renewable line of credit in the amount of $650,000 due November 21, 2006, that bore interest at a rate of one-half (1/2%) percentage points above the Bank's Prime rate. The amount due on the line of credit at December 31, 2005 was $584,353. First Financial Bank also provided the Company with a $400,000 long term note due April 1, 2011 that bore interest at the prime rate with monthly principal and interest payments in the amount of $3,333.33. The principal balance on the long term note at December 31, 2005 was $317,138. The Company assigned the note receivable from Rippe and Kingston Systems, Inc. in the amount of $200,000 to the bank at the time of closing the sale of the software resale business on April 14, 2006. During July 2006 the Company and the new controlling shareholders entered into a Payoff Agreement with the bank that included an assignment of the Escrow Agreement in the amount of $70,000 to the bank, and a release of Mycom Group, Inc., conditional upon receipt of $370,000 due to the Company from the sale of its stock related to the change of control, and also conditional upon a Loan Assumption Agreement being executed by the

guarantors of the bank loans for the principal balance then outstanding under the loans. These conditions were met during July 2006.

During September 2005 the Company converted $339,063 of accounts payable trade into an unsecured promissory note with its primary vendor in the amount of $339,063 that bore interest at the rate of 8% per year. The note was to be repaid over a 15 month period with payments of $25,000 per month. The balance outstanding on this note at December 31, 2005 was $270,389. During the year ended December 31, 2006, the balance of this note was assumed by the purchaser of the assets of the software resale business.

During September of 2005, the Company amended its notes with two related parties, Rob R. Bransom and James T. Bobbitt, who agreed to forgive $536,370 in principal due to them. Since the original notes payable created goodwill, goodwill has been reduced accordingly. The amended notes call for varying monthly scheduled payments to be paid through October 2007. Payment may be made in cash or stock at the option of the note holders. The balance on these uncollateralized notes that bear interest at 3.0% per annum was approximately $308,558 at December 31, 2005. During the first quarter of 2006, cash in the amount of $59,415 was paid and 82,979 shares of stock was issued to the note holders in full satisfaction of these notes.

During July of 2005, the Company amended a promissory note with a related party that had a principal balance due at July 31, 2005 in the amount of $15,000. The same related party had loaned the company an additional $5000 during June of 2005. The amended promissory note in the principal amount of $20,000, which was due August 31, 2005, was paid in full at maturity.

During July of 2005, the Company amended a promissory note with a related party that had a principal balance due at July 31, 2005 in the amount of $15,000. The same related party had loaned the company an additional $6,500 during June of 2005. The amended promissory note in the principal amount of $21,500 was paid in full at the August 31, 2005 maturity date.

A long-term note was assumed by Mycom as part of the acquisition of Maximize I.T., Inc. on January 31, 2003 in the amount of $181,000. This note called for 48 monthly payments of $4,167, including interest at 5.22%. The remaining balance of the note, which was payable to Lori G. Hinners, spouse of Todd A. Hinners, a director and officer of the Company, and former President of Maximize I.T., Inc., was assumed by Secure Pipe as part of the August 2005 sale of the managed services business.

During December 2003 a board member provided a subordinated loan in the amount of $200,000 to the Company bearing interest at a rate of 8%. During the second quarter of 2005 the same board member provided an additional $200,000 loan to the Company. During the third quarter of 2005, a principal payment in the amount of $150,000 was paid on the note with the proceeds from the sale of the managed services business. The note has been amended at the same 8% rate of interest with a balloon payment of $250,000 in principal due in December 2006. During June 2006 the original holder of the note sold, transferred all his rights title and interest in the promissory note to a board member for $1,000 in consideration. The new holder of the note subsequently accepted $1,000 from the Company during June 2006 in full repayment of this note plus accrued interest. Debt forgiveness including principal and interest was $255,652 for the six months ending June 30, 2006.

Note 9 - Retirement and Stock Plans

The Company sponsored, for its past employees, a salary deferral plan, whereby employees can elect to have a portion of their salary deferred. The Company contributed a match based upon a percentage which is determined before the end of each plan year. Matching contributions totaled $754 and $7,659 for the years ended December 31, 2006 and 2005, respectively. All such elective deferrals are not subject to current income tax, and are held by a third-party trustee. During April 2006, the Company initiated steps to discontinue its 401K plan which is being administered by a third party. Plan funds are in the process of being distributed to the plan participants.

Note 10 - Income Taxes

The Company has adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("FAS 109"). Under the provisions of FAS 109, an entity recognizes deferred tax assets and liabilities for future tax consequences of events that have been previously recognized in the Company's financial statements or tax returns. The measurement of deferred tax assets and liabilities is based on the provision of enacted tax law; the effects of future changes in tax laws or rates are not anticipated. Under FAS 109, measurement is computed using applicable current tax rates. Management has used a 20% combined federal and state rate for purposes of calculating deferred taxes.

Deferred income taxes arise from temporary timing differences in the recognition of income and expenses for financial reporting and tax purposes. The Company's deferred tax assets consist of the benefit from net operating loss (NOL) carry forwards. The net operating loss carry forward if not used, will expire in various years through 2026, and is severely restricted as per the Internal Revenue code due to the change in ownership. The Company's deferred tax assets are offset by a valuation allowance due to the uncertainty of the realization of the net operating loss carryforwards and the change in control during the year ended December 31, 2006. Net operating loss carryforwards may be further limited by other provisions of the tax laws.

The Company's deferred tax assets, valuation allowance, and change in valuation allowance are as follows:

Period Ending December 31,	Estimated NOL Carry-forward	NOL Expires	Estimated Tax Benefit from NOL	Valuation Allowance	Change in Valuation Allowance	Net Ben
   	   	   	   	   	   	<
2005	400,000	2025	80,000	(80,000)	500,000	
2006	421,380	2026	84,276	(84,276)	(4,276)	

Income taxes at the statutory rate are reconciled to the Company's actual income taxes as follows:

Income tax benefit at statutory rate resulting from net operating loss carryforward	(15%)

State tax benefit, net of federal benefit	(5%)
Deferred income tax valuation allowance	20%
Actual tax rate	0%

Note 11 - Commitments and Contingencies

Certain commitments made by the purchaser of assets in 2006, totaling approximately $100,000, have not yet been paid to a previous creditor. A contingency exists with respect to this matter, the ultimate resolution of which cannot presently be determined.